Supplement dated December 18, 2015
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia Small Cap Growth Fund I	1/1/2015
The Board of Trustees of Columbia Funds Series Trust I (the “Trust”) has approved the re-opening of Columbia Small Cap Growth Fund I (the “Fund”), a series of the Trust, to new investors and new accounts effective on or about February 1, 2016. In connection with this action, the following changes are hereby made to the Fund’s Prospectus:
The first sentence under the caption "Purchase and Sale of Fund Shares" in the "Summary of the Fund" section is hereby replaced by the following:
Effective on or about February 1, 2016, the Fund will re-open to permit new investors and new accounts by existing investors. Prior to that date, the Fund is closed to new investors and new accounts.
The “Fund Closed” subsection under the caption “The Funds” in the “Choosing a Share Class” section of the prospectus is hereby replaced by the following:
Fund Re-Opening
Effective on or about February 1, 2016, the Fund will re-open to permit new investors and new accounts by existing investors. Prior to that date, the Fund is closed to new investors and new accounts, subject to the following:
Shareholders who had an open and funded account with the Fund on or prior to April 29, 2011 may continue to make additional purchases in their accounts. Any retirement plan may continue to make additional purchases of Fund shares and to add new accounts that may purchase Fund shares if the retirement plan or another retirement plan with the same or an affiliated plan sponsor had invested in the Fund as of April 29, 2011 and holds Fund shares at the plan level. Any discretionary wrap program that held Fund shares as of April 29, 2011 may continue to make additional purchases of Fund shares and to add new accounts that may purchase Fund shares. All retirement plans and discretionary wrap programs that had approved the Fund as an investment option as of April 29, 2011, but that had not opened an account as of that date, may open an account and make purchases of Fund shares and add new accounts, provided that the retirement plan or the discretionary wrap program opened its initial account with the Fund prior to July 5, 2011. All discretionary wrap programs and discretionary model retirement asset allocation programs that follow an asset allocation model that included the Fund as an investment option as of April 29, 2011 may open an account and make purchases of Fund shares and add new accounts. Any Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code that had accounts holding Fund shares as of April 29, 2011 may continue to make additional purchases of Fund shares and to add new accounts that may purchase Fund shares.
The last sentence under the caption "Summary of Share Class Features” in the "Choosing a Share Class" section of the prospectus is hereby deleted.
Shareholders should retain this Supplement for future reference.
SUP226_08_003_(12/15)